LOAN AGREEMENT
                     (INDUSTRIAL AND COMMERCIAL BUSINESSES)

                        Revolving Loan Fund (RLF) Program
                              City of Algona, Iowa



         THIS AGREEMENT, made and entered into this 5th day of August, 2005, by and between the City of Algona, Iowa, (hereinafter referred to as "City") and Hydrogen Engine Center, Inc., (hereinafter referred to as "Borrower"), with an office located at 700 East Fair Street, Algona, Kossuth County, Iowa.

         WHEREAS, the City is desirous to promote and assist economic growth through the development and expansion of qualified businesses, the creation of jobs, and the expansion of the municipal tax base in the City of Algona; and

         WHEREAS, Borrower has proposed a project to further these goals and, having exhausted all other financing options, has applied for City financial assistance for the project.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions contained herein, the City and Borrower agree as follows:

         Section 1. The City agrees to loan Borrower the sum of Two Hundred Thousand Dollars ($200,000.00). The Borrower will carry out a project totaling Six Hundred Forty Thousand Dollars ($640,000.00). The project total includes the City's loan amount. The City will not include an amount to reimburse the City's administrative costs.

         Section 2.        Borrower shall:

         (a) Abide by the terms and conditions of the Promissory Note;

         (b) Exclusively use the proceeds of the loan from the City for building construction purposes, which use shall be made within one (1) year from the date of this Agreement, unless an extension is granted in writing by the City; and

         (c) Meet job performance measures as follows:

                  1. Job Creation in Algona, Iowa. The Borrower commits and agrees that within two (2) years from the date of this Agreement, it will create at least forty-two (42) new full time positions in addition to its current employee total of two (2) full time positions. All of the current employee positions as well as the minimum of forty-two (42) new full time positions that are created must then be retained in Algona continuously for an additional five (5) years.



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                  2. Borrower shall provide  documentation of the number of jobs created by the project, and if applicable, the number of jobs filled by low and moderate income persons.

                  3. Borrower shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, age, disability, or national origin.

         Section 3. The funds from the City will not be loaned to Borrower until Borrower has started construction. Borrower shall submit the appropriate bills it receives to the City and the City shall then advance the needed loan proceeds to Borrower. Borrower then agrees to use said funds to pay the bills. If the bills submitted to the City total less than Two Hundred Thousand Dollars ($200,000.00), then not all loan proceeds will be made available by the City or used by Borrower.

         Section 4. Borrower hereby agrees to grant to the City, as security for the $200,000.00 loan, a mortgage over real estate located in Kossuth County, Iowa, legally described as follows:

         Lots Three (3), Four (4) and Five (5) of Snap-On Industrial Park as recorded in the Plat as Document No. 2002-1701, located in part of the West Half of the Northwest Fractional Quarter (W1/2 NWfrl1/4) of Section Six (6), Township Ninety-five (95) North, Range Twenty-eight
         (28), West of the 5th P.M., City of Algona, Kossuth County, Iowa.

         Section 5. Borrower acknowledges that the interest rate on the loan it is receiving from the City is ten percent (10%) per annum, however, so long as Borrower complies with all the job creation and job retention requirements set forth in Section 2(c)(1), the interest will be forgiven annually which will result in the rate of interest being zero percent (0%) per annum. Borrower agrees that in the event it ever fails to meet any of the requirements set forth in Section 2(c)(1), then the total balance under the loan will be immediately due and payable. In addition, Borrower agrees to pay to the City all of the interest that was forgiven in prior years as well as interest at the rate of ten percent (10%) per annum from the date of the last principal payment until the entire loan is paid in full. Said interest that was forgiven shall be due and payable within sixty (60) days after demand is made by the City.

         Section 6. Borrower agrees to an annual performance report to the City by the fifteenth (15th) day after December 31 until the loan is repaid.

         (a) Borrower agrees to submit all information and documentation regarding project expenditures and employment as requested by the City.

         (b) Borrower shall at all times keep proper books of account in a manner satisfactory to the City.

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         (c) Borrower  will retain all records  relating to the  Revolving  Loan
         Fund project for a minimum of five (5) years beyond the loan, or longer if any litigation or an audit is begun, or if a claim is initiated involving the records. In these instances, the records will be retained until the litigation, audit or claim has been resolved.

         Section 7. Borrower agrees to submit annual job creation and retention performance reports to the City by the fifteenth (15th) day of the month following the end of each calendar year until the loan has been repaid.

         Section 8. This Agreement is not assignable by Borrower without prior written consent of the City.

         Section 9. In the event that Borrower's business is sold, or the business involuntarily or voluntarily files for bankruptcy, or the conditions of the loan agreement are not met, then the total balance under the loan will be immediately due and payable.

         Section 10. The City may declare the loan to be in default if any of the following events shall occur and be continuing:

         (a) Borrower shall make any written representation under or in connection with this Agreement that shall prove to have been incorrect in any material respect when made.

         (b) Borrower shall fail to make a timely payment in accordance with the terms of the Promissory Note.

         (c) Borrower shall fail to perform or observe any other term or condition contained in this Agreement and any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given by the City by return receipt mail.

         (d) Borrower assigns this Agreement to another party without the prior written consent of the City.

         Section  11.  Upon the  City's  declaration  of  default  as defined in
Section 10, the City may:

         (a) By notice to Borrower, declare the Loan payable under the Promissory Note and this Agreement to be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the parties.

         (b) Take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of Borrower under this Agreement.


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         No remedy herein  conferred upon or reserved to the City is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         Section 12. If Borrower fails to comply with the conditions of this Agreement, the City may, after notice, suspend the Agreement and withhold further payments or prohibit Borrower from incurring additional obligations of Agreement funds, pending corrective action or a decision to terminate.

         Section 13. Either the City or Borrower may pursue any remedy to enforce this contract at law or equity under the laws of the State of Iowa. The prevailing party shall be reimbursed for reasonable attorney fees.

         Section 14. In carrying out the provisions of the Agreement or in exercising any power or authority granted to Borrower thereby, there shall be no liability, personal or otherwise, upon the City. Furthermore, Borrower shall indemnify and save harmless the City from suits, actions or claims of any character brought for or on account of any injuries or damages received by any person or property resulting from operations of Borrower or any persons working under Borrower out of the terms of this Agreement.

         Section 15. This Agreement shall be binding and shall inure to the benefit of the assigns, representatives and/or successors in interest.

         Section 16. Borrower has filed an EDSA Application for Financial Assistance. The City and Borrower agree that all EDSA requirements are also applicable in this Agreement and are hereby incorporated by reference.


CITY OF ALGONA, IOWA                   HYDROGEN ENGINE CENTER, INC.

By: s/ Lynn R. Kueck, Mayor            By: s/Theodore G. Hollinger, President
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ATTEST:

s/Rexann McEnroe, City Clerk           By: s/Dana Sue Hollinger, Secretary
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